UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2017

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 20, 2017, the Board of Directors (the “Board”) of Hill International, Inc. (the “Company”), upon the recommendation of the Audit Committee of the Board, determined that the Company’s previously issued financial statements for each of the years ended December 31, 2016, 2015 and 2014 and the quarters ended March 31, June 30, and September 30 in 2015 and 2016 included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for such periods and together with all three, six- and nine- month financial information contained therein and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (collectively, the “Non-Reliance Periods”) can no longer be relied upon. Therefore, all earnings press releases and similar prior communications issued by the Company as well as other prior statements made by or on behalf of the Company relating to those periods should not be relied upon. The Company intends to file the restated annual and quarterly financial statements for the Non-Reliance Periods (the “Restated Filings”) as soon as practicable.  The Company has discussed these matters with KPMG LLP, the Company’s current independent registered public accounting firm, and has notified EisnerAmper LLP, the Company’s former independent registered public accounting firm during the Non-Reliance Periods, of these matters.

The Board’s decision to restate these financial statements is in connection with the Company’s on-going review of the accounting for the sale of the Company’s Construction Claims Group and other comprehensive income (loss), including foreign currency translation adjustments related to intercompany balances (“Foreign Currency Adjustments”). The Company, with the assistance of outside financial consultants, is in the process of evaluating its historical and current practices with respect to accounting for Foreign Currency Adjustments in accordance with accounting principles generally accepted in the United States. In connection with this evaluation, the Company has determined that its previous accounting treatment for certain Foreign Currency Adjustments during the Non-Reliance Periods was not appropriate.

Although the Company continues its assessment of adjustments that may be required, the Company currently expects that these adjustments will result in aggregate (1) increases in selling, general and administrative expenses; (2) decreases in operating profit; (3) decreases in accumulative other comprehensive loss; and (4) decreases in retained earnings. The preliminary overall net Foreign Currency Adjustment to previously reported results is expected to range between $25 million and $35 million across the Non-Reliance Periods. The Foreign Currency Adjustments result in pre-tax, non-cash financial statement corrections but are not currently expected to result in any significant change to stockholders’ equity.

The amounts above are unaudited estimates and are subject to change. There can be no assurance that the actual effects of the corrections on the Company’s consolidated financial statements will not differ materially from the Company’s current expectation set forth above, or that additional items in need of correction will not be discovered. The Company is continuing to evaluate the total amount of the adjustments and the specific impact on each Non-Reliance Period.

The Company’s management is assessing the effectiveness of its internal controls over financial reporting and disclosure controls and procedures.  The Company will amend any disclosures pertaining to its evaluation of such controls and procedures as appropriate in connection with the Restated Filings.

The above statements regarding the expected impact of the restatement constitute forward-looking statements that are based on the Company’s current expectations. The final amounts and the detailed presentation of the restatement will be included in the Restated Filings after the Company has completed its work on the restatement, the financial statements have been audited, and the Board has completed its review of the financial statements and other financial data for the Non-Reliance Periods. See “Caution Regarding Forward-Looking Statements” below.

On September 21, 2017, the Company issued a press release regarding the matters described above. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Caution Regarding Forward-Looking Statements

This Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of and the audit or review, as applicable, of Restated Filings; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, our financial results and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process. We do not undertake to update our forward-looking statements, except as required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated September 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ John Fanelli III
	Name:	John Fanelli III
Dated: September 21, 2017	Title:	Executive Vice President and Chief Financial Officer